ASSUMPTION AGREEMENT AND MUTUAL RELEASE
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     THIS  ASSUMPTION AGREEMENT AND MUTUAL RELEASE ("Agreement") is entered into by and between GOLFGEAR INTERNATIONAL, INC. (the "Company") on the one hand and U.S. PRECISION, INC. ("USPI"), NORIKO MAEMOTO and the ESTATE OF KUNIHIKO MAEMOTO (collectively referred to as "MAEMOTO") on the other hand, on this 24th day of April, 2000, based on the following recitals, covenants, conditions and premises.

     WHEREAS,on or about October 1, 1999, the Company entered into an agreement entitled "Agreement for Sale and Purchase of Assets" with Bel Air Golf Company, which was subsequently amended and re-titled "Amended and Restated Agreement for Sale and Purchase of Assets between Bel Air Golf Company and GolfGear International, Inc." dated April 11, 2000 (hereinafter collectively referred to as the "Asset Purchase Agreement");

     WHEREAS, in conjunction with the Asset Purchase Agreement, the Company agreed to assume no more than Fifty Thousand Dollars ($50,000) of liability in favor of USPI and Maemoto relating to and arising out of a settlement and release agreement by and between USPI, Maemoto and Bel Air Golf Companies dated July 6, 1999;

     WHEREAS, the Company wishes to fulfill its obligation under the Asset Purchase Agreement to Bel Air Golf Company;

     NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

     1.     Incorporation  of  Recitals.     The  above-stated  recitals  and
            ----------------------------
documents  referred  to  are  hereby  expressly  made  a part of this Agreement.

     2.     Payment  by  the  Company.     The Company agrees to pay to USPI and
            -------------------------
Maemoto,  jointly  and  severally,  the  following  amounts:


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     a.     Fifty  Thousand  Dollars  ($50,000) represented by a promissory note bearing interest at eight percent (8%) per annum, with interest payable quarterly, all due and payable March 31, 2003, in the form attached hereto as Exhibit "A". The first interest payment of One Thousand Dollars ($1,000) shall be due upon execution of this Agreement;

     b. Common stock warrants to acquire up to twenty five thousand (25,000) shares of common stock of the Company exercisable at the price of One Dollar Fifty Cents ($1.50) per share. This warrant shall expire March 31, 2003.

     3.     Release.     Upon payment of the consideration pursuant to Paragraph
            --------
2, including the monies described in subparagraph 2.a above, USPI and Maemoto, for themselves and each of their respective agents or partners, joint venturers, subsidiaries, servants, and employees and attorneys, past and present, successors, heirs, executors, administrators, assigns, transferees, co-owners and predecessors in interest, and each of them do hereby acknowledge full and complete satisfaction of, and hereby relieve and discharge the Company and each of the Company's respective subsidiaries, agents, officers, directors, partners, joint venturers, distributors, servants, licensees, employees and attorneys, past and present, successors, heirs, executors, administrators, assigns, transferees, co-owners and predecessors in interest and each of them from any and all claims, demands, damages, costs, attorneys' fees, liabilities, obligations, expenditures, predecessors, rights to arbitration, liens and causes of action of whatever kind or nature, whether known or unknown, suspected or unsuspected, which they now own or hold against the company, arising out of, or in connection with, the subject of this Agreement.

     4.     Waiver  of  Section  1542.     This  is  a  full  and  final release
            --------------------------
applying to all unknown and unanticipated injuries, expenses, or damages, arising out of the agreements, dealings or relationships between the various parties, as well as to those known or disclosed, the undersigned waives all rights and benefits which the undersigned now has or in the future may have under the terms of Section 1542 of the Civil Code of California, which Section reads as follows:


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            "A  general  release  does  not  extend to the claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     5.     Good  Faith  Settlement.    The undersigned understand and represent
            ------------------------
that this settlement was entered into in good faith and not the result of any coercion (economic or otherwise) and furthermore there was not threat, intimidation or other coercion by any party which suggested that the undersigned would receive more if the case went to trial, but this would take longer and therefore the undersigned should accept a lessor sum now.

     6.     No  Misrepresentation.     The  undersigned  understands  and
            ----------------------
represents that, no party to this action, misrepresented any fact to the other party, its attorneys or insurance carrier, nor was any person or party compelled by any other person and/or party.

      7.     No  Adverse  Claims.     There are no liens, or claim of  liens, or
             --------------------
assignments in law or equity, or otherwise, of, or against the claim or cause of action of the undersigned herein; further, the undersigned is fully entitled to give this complete release and discharge.

     8.     Indemnity.     The undersigned will indemnify and save  harmless the
            ----------
Parties herein released from any loss, claim, expense, demand or cause of action of any kind or character through the assertion by any party or stranger hereto of a claim or claims connected with the subject matter of this Release and from any loss incurred directly or indirectly by reason of the falsity or inaccuracy of any representation herein by the undersigned.

     9.     Entire  Agreement.     This Agreement contains the entire  agreement
            ------------------
between the Parties hereto. The terms of this Release are contractual and not a mere recital. The undersigned have carefully read and understands the contents of this Release, and signs the same as his/her own free act. Each party shall bear their own costs and attorneys' fees.


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     10.     Arbitration.     In  the  event  any dispute arises with regards to
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the  interpretation  or enforcement of this Release, the Parties agree to handle said dispute in accordance with the rules and regulations of the American Arbitration Association. Said arbitration is to be binding upon the Parties. The prevailing party to such arbitration shall be entitled to costs and reasonable attorneys' fees.

     11.     Representation  by  Counsel.  Each Party to this Agreement has been
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represented  by their own counsel in the drafting, negotiation and review of all matters  that  are  the  subject  of  this  Agreement.

     12.     Additional  Documents.     To the extent that it  is  necessary  or
             ----------------------
appropriate to prepare and execute any additional documents in order to effectuate this Agreement, the Parties agree to do so in a timely manner.

     13.     Authority.     Any  Party  signing  this  Agreement on behalf of an
             ----------
entity or other than themselves, hereby represents and warrants that such Party has authority to sign on behalf of the indicated entity.

    IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective the day and year first above written. The undersigned hereby warrant that they are legally authorized and entitled to settle and to release every claim herein released and to give a valid, full and final acquittance therefor.

DATED:  April  24,  2000                    GOLFGEAR  INTERNATIONAL,  INC.

                                            By:
                                               ------------------------------
                                                 Donald  A.  Anderson
                                                       Its:  President

DATED:  April  24,  2000                    U.S.  PRECISION,  INC.

                                            By:
                                               ------------------------------
                                                  ---------------------------
                                                        Its:
                                                            -----------------


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DATED:  April  24,  2000                    THE  ESTATE  OF  KUNIHIKO  MAEMOTO

                                            By:
                                               ------------------------------
                                                  ---------------------------
                                                        Its:
                                                            -----------------


DATED:  April  24,  2000                    By:
                                               ------------------------------
                                                Noriko Maemoto, an Individual


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